Exhibit 99

Public Service Enterprise Group 80 Park Plaza Newark, NJ 07102

PSEG ANNOUNCES THIRD QUARTER 2024 RESULTS

$1.04 PER SHARE NET INCOME

$0.90 PER SHARE NON-GAAP OPERATING EARNINGS

PSE&G Distribution Base Rate Case Settlement Approved and Implemented

PSE&G’s Energy Efficiency Programs Expanded and Extended

PSEG Narrows Full-Year 2024 Non-GAAP Operating Earnings Guidance

(NEWARK, N.J. – November 4, 2024) Public Service Enterprise Group (NYSE: PEG) reported the following results for the third quarter of 2024:

PSEG Consolidated (unaudited)

Third Quarter Comparative Results

	Income		Diluted Earnings Per Share
($ millions, except per share amounts)	3Q 2024	3Q 2023	3Q 2024	3Q 2023
Net Income	$520	$139	$1.04	$0.27
Reconciling Items	(72)	286	(0.14)	0.58
Non-GAAP Operating Earnings	$448	$425	$0.90	$0.85
Average Shares			500	500

See Attachments 8 and 9 for a complete list of items excluded from Net Income in the determination of non-GAAP Operating Earnings.

“PSEG posted solid operating and financial results for the third quarter and year-to-date period, enabling us to narrow our original full-year 2024 non-GAAP Operating Earnings guidance from $3.60 to $3.70 per share to a range of $3.64 to $3.68 per share,” said Ralph LaRossa, chair, president and CEO of PSEG.

“We are pleased to have successfully resolved two major regulatory filings in October, including PSE&G’s first base rate case in six years and the second phase of its Clean Energy Future-Energy Efficiency (CEF-EE II) programs,” LaRossa continued.

•

“The New Jersey Board of Public Utilities (BPU) approved PSE&G’s multiparty settlement of its base electric and gas distribution rate case, with an effective date of October 15. The terms of the settlement provide for an additional $505 million in annual revenues, including recovery of previously deferred costs and an incremental flow back to customers of tax benefits due to accelerated deductions and prior federal tax rate changes. The updated revenue requirement is based upon a distribution rate base of $17.8 billion, a return on equity (ROE) of 9.6% and a higher equity ratio of 55%. PSE&G will also implement new pension and storm deferral mechanisms going forward.”

•

“The BPU also approved the settlement of PSE&G’s CEF-EE II filing, that covers a commitment period from January 2025 to June 2027. The approval authorizes an investment program of $1.9 billion (net of administrative expenses) and an additional $1 billion program for customer on-bill repayment for purchases of EE equipment. Both programs will be treated as rate base, and will be completed through ten energy efficiency programs over approximately six years. This second phase of EE programs will continue New Jersey’s efforts to help all customers save energy, reduce utility bills, lower carbon emissions and continue EE-related job training in lower and middle-income communities.”

LaRossa added, “Our merchant nuclear fleet continues to perform well, supplying New Jersey and the PJM grid with reliable, carbon-free energy. We also continue to pursue long-term growth opportunities at nuclear, including incremental output and long-term contracts at potentially higher prices. The attributes of these nuclear facilities are helping to attract new technology-based businesses to the state and the results of these long-term opportunities would be incremental to PSEG’s stated 5% to 7% long-term non-GAAP Operating Earnings growth rate.”

“PSEG has continued to focus on increasing the predictability of our financial results as we prioritize a solid balance sheet. This has enabled us to fund our five-year capital investment plan totaling $19 billion to $22.5 billion without the need to issue new equity or sell assets and provides the opportunity for consistent and sustainable dividend growth.”

PSEG Results by Segment

Public Service Electric and Gas

Third Quarter Comparative Results

($ millions, except per share amounts)	3Q 2024	3Q 2023
Net Income	$379	$401
Net Income Per Share (EPS)	$0.76	$0.80
Non-GAAP Operating Earnings	$379	$403
Non-GAAP Operating EPS	$0.76	$0.80

PSE&G’s third quarter results benefited from growth in Distribution margins resulting from continued investment in infrastructure replacement and clean energy programs but were offset by higher depreciation and interest expense in advance of the October rate effective date of our distribution rate case approval.

PSE&G invested approximately $1 billion during the third quarter, bringing the year-to-date capital spending to $2.7 billion, and is on track to modestly exceed its original full year 2024 investment plan to $3.5 billion.

PSEG Power & Other

Third Quarter Comparative Results

($ millions, except per share amounts)	3Q 2024	3Q 2023
Net Income (Loss)	$141	$(262)
Net Income (Loss) Per Share (EPS)	$0.28	$(0.53)
Non-GAAP Operating Earnings	$69	$22
Non-GAAP Operating EPS	$0.14	$0.05

PSEG Power & Other results for the quarter reflect the expected improvement in second half 2024 energy margin contributions, and the positive impact of the federal nuclear production tax credit, which took effect January 1, 2024.

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PSEG will host a conference call to review its third quarter 2024 results, earnings guidance, and other matters with the financial community at 11:00 a.m. ET today. Please register to access this event by visiting:

https://investor.pseg.com/investor-news-and-events.

Media Relations:	Investor Relations:
Marijke Shugrue 862-465-1445 Marijke.Shugrue@pseg.com	Carlotta Chan 973-430-6565 Carlotta.Chan@pseg.com

About PSEG

Public Service Enterprise Group (PSEG) (NYSE: PEG) is a predominantly regulated infrastructure company focused on a clean energy future. Guided by its Powering Progress vision, PSEG aims to power a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever. With a continued focus on sustainability, PSEG has appeared on the Dow Jones Sustainability North America Index for 16 consecutive years. PSEG is included on the 2023-2024 list of U.S. News’ Best Companies to Work For. PSEG’s businesses include Public Service Electric and Gas Co. (PSE&G), PSEG Power and PSEG Long Island (https://corporate.pseg.com).

Non-GAAP Financial Measures

Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Non-GAAP Operating Earnings exclude the impact of gains (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and other material infrequent items.

See Attachments 8 and 9 for a complete list of items excluded from Net Income (Loss) in the determination of non-GAAP Operating Earnings. The presentation of non-GAAP Operating Earnings is intended to complement and should not be considered an alternative to the presentation of Net Income (Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this release may not be comparable to similarly titled measures used by other companies.

Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure because comparable GAAP measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be required for such reconciliation. Namely, we are not able to reliably project without unreasonable effort MTM and NDT gains (losses), for future periods due to market volatility. These items are uncertain, depend on various factors, and may have a material impact on our future GAAP results.

Forward-Looking Statements

Certain of the matters discussed in this report about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences, and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to:

•	any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and our nuclear generation projects;

•

the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits;

•

any equipment failures, accidents, critical operating technology or business system failures, natural disasters, severe weather events, acts of war, terrorism or other acts of violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents that may impact our ability to provide safe and reliable service to our customers;

•	any inability to recover the carrying amount of our long-lived assets;

•	disruptions or cost increases in our supply chain, including labor shortages;

•	any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms;

•	the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems;

•	a material shift away from natural gas toward increased electrification and a reduction in the use of natural gas;

•	failure to attract and retain a qualified workforce;

•	increases in the costs of equipment, materials, fuel, services and labor;

•	the impact of our covenants in our debt instruments and credit agreements on our business;

•	adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning Trust Fund and increases in funding requirements;

•	any inability to extend certain significant contracts on terms acceptable to us;

•	development, adoption and use of Artificial Intelligence by us and our third-party vendors;

•	fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units;

•	our ability to obtain adequate nuclear fuel supply;

•	changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns;

•	third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel;

•	any inability to meet our commitments under forward sale obligations and Regional Transmission Organization rules;

•	the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments;

•	PSE&G’s proposed investment projects or programs may not be fully approved by regulators and its capital investment may be lower than planned;

•	our ability to receive sufficient financial support for our New Jersey nuclear plants from the markets, production tax credit and/or zero emission certificates program;

•	adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns;

•

risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as operational, financial, environmental and health and safety risks;

•	changes in federal and state environmental laws and regulations and enforcement;

•	delays in receipt of, or an inability to receive, necessary licenses and permits and siting approvals; and

•	changes in tax laws and regulations.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this press release or the Form 8-K to which it is an exhibit.

Attachment 1

Public Service Enterprise Group Incorporated

Consolidating Statements of Operations

(Unaudited, $ millions, except per share data)

	Three Months Ended September 30, 2024
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$2,642	$(81)	$2,139	$584

OPERATING EXPENSES
Energy Costs	899	(81)	839	141
Operation and Maintenance	808	—	464	344
Depreciation and Amortization	294	—	254	40

Total Operating Expenses	2,001	(81)	1,557	525
OPERATING INCOME	641	—	582	59

Income from Equity Method Investments	1	—	—	1
Net Gains (Losses) on Trust Investments	89	—	—	89
Net Other Income (Deductions)	37	(1)	18	20
Net Non-Operating Pension and OPEB Credits (Costs)	18	—	20	(2)
Interest Expense	(227)	1	(151)	(77)

INCOME BEFORE INCOME TAXES	559	—	469	90
Income Tax (Expense) Benefit	(39)	—	(90)	51

NET INCOME	$520	$—	$379	$141

Reconciling Items Excluded from Net Income(b)	(72)	—	—	(72)

OPERATING EARNINGS (non-GAAP)	$448	$—	$379	$69

Earnings Per Share
NET INCOME	$1.04	$—	$0.76	$0.28

Reconciling Items Excluded from Net Income(b)	(0.14)	—	—	(0.14)

OPERATING EARNINGS (non-GAAP)	$0.90	$—	$0.76	$0.14

	Three Months Ended September 30, 2023
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$2,456	$(89)	$1,999	$546

OPERATING EXPENSES
Energy Costs	831	(89)	765	155
Operation and Maintenance	792	—	459	333
Depreciation and Amortization	282	—	244	38

Total Operating Expenses	1,905	(89)	1,468	526
OPERATING INCOME	551	—	531	20

Net Gains (Losses) on Trust Investments	(40)	—	—	(40)
Net Other Income (Deductions)	41	(2)	21	22
Net Non-Operating Pension and OPEB Credits (Costs)	(302)	—	30	(332)
Interest Expense	(185)	2	(128)	(59)

INCOME (LOSS) BEFORE INCOME TAXES	65	—	454	(389)
Income Tax Benefit (Expense)	74	—	(53)	127

NET INCOME (LOSS)	$139	$—	$401	$(262)

Reconciling Items Excluded from Net Income(Loss)(b)	286	—	2	284

OPERATING EARNINGS (non-GAAP)	$425	$—	$403	$22

Earnings Per Share
NET INCOME (LOSS)	$0.27	$—	$0.80	$(0.53)

Reconciling Items Excluded from Net Income(Loss)(b)	0.58	—	—	0.58

OPERATING EARNINGS (non-GAAP)	$0.85	$—	$0.80	$0.05

(a)	Includes activities at PSEG Power, PSEG Long Island, Energy Holdings, PSEG Services Corporation and the Parent.
(b)	See Attachments 8 and 9 for details of items excluded from Net Income to compute Operating Earnings (non-GAAP).

Attachment 2

Public Service Enterprise Group Incorporated

Consolidating Statements of Operations

(Unaudited, $ millions, except per share data)

	Nine Months Ended September 30, 2024
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$7,825	$(650)	$6,335	$2,140

OPERATING EXPENSES
Energy Costs	2,628	(650)	2,450	828
Operation and Maintenance	2,415	—	1,395	1,020
Depreciation and Amortization	874	—	758	116

Total Operating Expenses	5,917	(650)	4,603	1,964
OPERATING INCOME	1,908	—	1,732	176

Income from Equity Method Investments	2	—	—	2
Net Gains (Losses) on Trust Investments	191	—	—	191
Net Other Income (Deductions)	119	(4)	50	73
Net Non-Operating Pension and OPEB Credits (Costs)	55	—	58	(3)
Interest Expense	(650)	4	(430)	(224)

INCOME BEFORE INCOME TAXES	1,625	—	1,410	215
Income Tax (Expense) Benefit	(139)	—	(241)	102

NET INCOME	$1,486	$—	$1,169	$317

Reconciling Items Excluded from Net Income(b)	(68)	—	—	(68)

OPERATING EARNINGS (non-GAAP)	$1,418	$—	$1,169	$249

Earnings Per Share
NET INCOME	$2.97	$—	$2.34	$0.63

Reconciling Items Excluded from Net Income(b)	(0.13)	—	—	(0.13)

OPERATING EARNINGS (non-GAAP)	$2.84	$—	$2.34	$0.50

	Nine Months Ended September 30, 2023
	PSEG	Eliminations	PSE&G	PSEG Power & Other(a)
OPERATING REVENUES	$8,632	$(797)	$5,954	$3,475

OPERATING EXPENSES
Energy Costs	2,517	(797)	2,300	1,014
Operation and Maintenance	2,279	—	1,348	931
Depreciation and Amortization	843	—	728	115

Total Operating Expenses	5,639	(797)	4,376	2,060
OPERATING INCOME	2,993	—	1,578	1,415

Income from Equity Method Investments	1	—	—	1
Net Gains (Losses) on Trust Investments	63	—	—	63
Net Other Income (Deductions)	132	(4)	65	71
Net Non-Operating Pension and OPEB Credits (Costs)	(245)	—	86	(331)
Interest Expense	(550)	4	(364)	(190)

INCOME BEFORE INCOME TAXES	2,394	—	1,365	1,029
Income Tax Expense	(377)	—	(141)	(236)

NET INCOME	$2,017	$—	$1,224	$793

Reconciling Items Excluded from Net Income(b)	(546)	—	12	(558)

OPERATING EARNINGS (non-GAAP)	$1,471	$—	$1,236	$235

Earnings Per Share
NET INCOME	$4.03	$—	$2.45	$1.58

Reconciling Items Excluded from Net Income(b)	(1.09)	—	0.02	(1.11)

OPERATING EARNINGS (non-GAAP)	$2.94	$—	$2.47	$0.47

(a)	Includes activities at PSEG Power, PSEG Long Island, Energy Holdings, PSEG Services Corporation and the Parent.
(b)	See Attachments 8 and 9 for details of items excluded from Net Income to compute Operating Earnings (non-GAAP).

Attachment 3

Public Service Enterprise Group Incorporated

Capitalization Schedule

(Unaudited, $ millions)

	September 30, 2024	December 31, 2023
DEBT
Commercial Paper and Loans	$547	$949
Long-Term Debt*	21,360	19,284

Total Debt	21,907	20,233

STOCKHOLDERS’ EQUITY
Common Stock	5,036	5,018
Treasury Stock	(1,405)	(1,379)
Retained Earnings	12,606	12,017
Accumulated Other Comprehensive Loss	(142)	(179)

Total Stockholders’ Equity	16,095	15,477

Total Capitalization	$38,002	$35,710

*	Includes current portion of Long-Term Debt

Attachment 4

Public Service Enterprise Group Incorporated

Condensed Consolidated Statements of Cash Flows

(Unaudited, $ millions)

	Nine Months Ended September 30,
	2024	2023
Cash Flows From Operating Activities
Net Income	$1,486	$2,017
Adjustments to Reconcile Net Income to Net Cash Flows From Operating Activities	280	1,079

Net Cash Provided By (Used In) Operating Activities	1,766	3,096

Net Cash Provided By (Used In) Investing Activities	(2,363)	(2,030)

Net Cash Provided By (Used In) Financing Activities	726	(1,477)

Net Change in Cash, Cash Equivalents and Restricted Cash	129	(411)
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	99	511

Cash, Cash Equivalents and Restricted Cash at End of Period	$228	$100

Attachment 5

Public Service Electric & Gas Company

Retail Sales

(Unaudited)

September 30, 2024

Electric Sales

Sales (millions kWh)	Three Months Ended	Change vs. 2023	Nine Months Ended	Change vs. 2023
Residential	4,635	3%	11,093	8%
Commercial & Industrial	7,231	1%	20,150	3%
Other	71	(1%)	242	0%

Total	11,937	2%	31,485	5%

Gas Sold and Transported

Sales (millions therms)	Three Months Ended	Change vs. 2023	Nine Months Ended	Change vs. 2023
Firm Sales
Residential Sales	89	(5%)	945	5%
Commercial & Industrial	98	(4%)	704	5%

Total Firm Sales	187	(5%)	1,649	5%

Non-Firm Sales*
Commercial & Industrial	249	(11%)	614	0%

Total Non-Firm Sales	249		614

Total Sales	436	(8%)	2,263	4%

*	Contract Service Gas rate included in non-firm sales

Weather Data*

	Three Months Ended	Change vs. 2023	Nine Months Ended	Change vs. 2023
THI Hours - Actual	13,437	(5%)	19,335	13%
THI Hours - Normal	12,802		16,975
Degree Days - Actual	3	(89%)	2,515	9%
Degree Days - Normal	20		3,066

*

Winter weather as defined by heating degree days (HDD) to serve as a measure for the need for heating. For each day, HDD is calculated as HDD = 65°F – the average hourly daily temperature. Summer weather is measured by the temperature-humidity index (THI), which takes into account both the temperature and the humidity to measure the need for air conditioning. Both measures use data provided by the National Oceanic and Atmospheric Administration based on readings from Newark Liberty International Airport. Comparisons to normal are based on twenty years of historic data.

Attachment 6

Nuclear Generation Measures

(Unaudited)

	GWh Breakdown		GWh Breakdown

	Three Months Ended September 30,		Nine Months Ended September 30,

	2024	2023	2024	2023
Nuclear - NJ	5,456	5,418	14,971	15,783
Nuclear - PA	2,631	2,706	8,323	8,447

	8,087	8,124	23,294	24,230

Attachment 7

Public Service Enterprise Group Incorporated

Statistical Measures

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Weighted Average Common Shares Outstanding (millions)
Basic	498	498	498	497
Diluted	500	500	500	500
Stock Price at End of Period			$89.21	$56.91
Dividends Paid per Share of Common Stock	$0.60	$0.57	$1.80	$1.71
Dividend Yield			2.7%	4.0%
Book Value per Common Share			$32.33	$30.46
Market Price as a Percent of Book Value			276%	187%

Attachment 8

Public Service Enterprise Group Incorporated

Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	($ millions, Unaudited)
Net Income	$520	$139	$1,486	$2,017
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax	(91)	42	(199)	(58)
(Gain) Loss on Mark-to-Market (MTM), pre-tax(a)	(23)	25	76	(1,043)
Pension Settlement Charges, pre-tax	—	332	—	332
Lease Related Activity, pre-tax	—	—	(4)	—
Exit Incentive Program (EIP), pre-tax	—	5	—	25
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	42	(118)	59	198

Operating Earnings (non-GAAP)	$448	$425	$1,418	$1,471

PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

	($ Per Share Impact - Diluted, Unaudited)
Net Income	$1.04	$0.27	$2.97	$4.03
(Gain) Loss on NDT Fund Related Activity, pre-tax	(0.17)	0.09	(0.39)	(0.11)
(Gain) Loss on MTM, pre-tax(a)	(0.05)	0.05	0.15	(2.09)
Pension Settlement Charges, pre-tax	—	0.66	—	0.66
Lease Related Activity, pre-tax	—	—	(0.01)	—
EIP, pre-tax	—	0.01	—	0.05
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	0.08	(0.23)	0.12	0.40

Operating Earnings (non-GAAP)	$0.90	$0.85	$2.84	$2.94

(a)	Includes the financial impact from positions with forward delivery months.
(b)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Attachment 9

PSE&G Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	($ millions, Unaudited)
Net Income	$379	$401	$1,169	$1,224
EIP, pre-tax	—	3	—	17
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	—	(1)	—	(5)

Operating Earnings (non-GAAP)	$379	$403	$1,169	$1,236

PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	($ millions, Unaudited)
Net Income (Loss)	$141	$(262)	$317	$793
(Gain) Loss on NDT Fund Related Activity, pre-tax	(91)	42	(199)	(58)
(Gain) Loss on MTM, pre-tax(a)	(23)	25	76	(1,043)
Pension Settlement Charges, pre-tax	—	332	—	332
Lease Related Activity, pre-tax	—	—	(4)	—
EIP, pre-tax	—	2	—	8
Income Taxes related to Operating Earnings (non-GAAP) reconciling items(b)	42	(117)	59	203

Operating Earnings (non-GAAP)	$69	$22	$249	$235

PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

(a)	Includes the financial impact from positions with forward delivery months.
(b)

Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.